The UBS Funds
			UBS Global Balanced Fund

	Supplement to the Statement of Additional Information dated November 5, 2001 (as revised April 8, 2002)


							June 28, 2002


Dear Investor,


This is a supplement to the Statement of Additional Information of the fund listed above. The purpose of this supplement is to notify you of the following change:

	- UBS Global Balanced Fund, a series of The UBS Funds, has been renamed:

			"UBS Global Allocation Fund"




						       Item # ZS-150